EXHIBIT 99.2

California | Colorado | Georgia | Illinois | New Jersey | New York | Texas | Virginia | Washington 2 Q 2 5 Ea rning s S u pp l e m en ta l Pre s en tat i o n July 22, 2025 NASDAQ | HAFC

2 TABLE OF CONTENTS 2Q25 PERFORMANCE RESULTS 5 – 21 LOAN PORTFOLIO DETAILS 22 – 31 2Q25 FINANCIAL SUMMARY 32 – 32 NON - GAAP RECONCILIATION 33 – 34

3 FORWARD - LOOKING STATEMENTS Hanmi Financial Corporation (the “Company”) cautions investors that any statements contained herein that are not historical facts are forward - looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 , including, but not limited to, those statements regarding operating performance, financial position and liquidity, business strategies, regulatory, economic and competitive outlook, investment and expenditure plans, capital and financing needs and availability, litigation, plans and objectives, merger or sale activity, financial condition and results of operations, and all other forecasts and statements of expectation or assumption underlying any of the foregoing . These statements involve known and unknown risks and uncertainties that are difficult to predict . Investors should not rely on any forward - looking statement and should consider risks, such as changes in governmental policy, legislation and regulations, changes in monetary policy, economic uncertainty and changes in economic conditions, potential recessionary conditions, inflation, the effect of the imposition of tariffs and any retaliatory responses, fluctuations in interest rate and credit risk, competitive pressures, our ability to access cost - effective funding, the ability to enter into new markets successfully and capitalize on growth opportunities, balance sheet management, liquidity and sources of funding, the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio, increased assessments by the Federal Deposit Insurance Corporation, risk and effect of natural disasters, a failure in or breach of our operational or security systems or infrastructure, including cyberattacks, the adequacy of and changes in the economic estimates and methodology of calculating our allowance for credit losses, and other operational factors . Forward - looking statements are based upon the good faith beliefs and expectations of management as of this date only and are further subject to additional risks and uncertainties, including, but not limited to, the risk factors set forth in our earnings release dated July 22 , 2025 , including the section titled “Forward Looking Statements” and the Company’s most recent Form 10 - K, 10 - Q and other filings with the Securities and Exchange Commission . The Company disclaims any obligation to update or revise the forward - looking statements herein .

4 NON - GAAP FINANCIAL INFORMATION This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . These non - GAAP measures include tangible common equity to tangible assets, and tangible common equity per share (including without the impact of accumulated other comprehensive income) and pro forma regulatory capital . Management uses these “non - GAAP” measures in its analysis of the Company’s performance . Management believes these non - GAAP financial measures allow for better comparability of period to period operating performance . Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors . These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . A reconciliation of the non - GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation .

5 2Q25 HIGHLIGHTS (1) Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Net Income $15.1M Diluted EPS $0.50 ROAA 0.79% ROAE 7.48% NIM 3.07% Efficiency Ratio 55.74% Earnings Performance • Second quarter net income was $15.1 million, or $0.50 per diluted share, compared with$17.7 million, or $0.58 per diluted share in the first quarter; the decline was driven by credit loss expense. • Preprovision net revenues grew 3.7%, or $1.0 million, reflecting a 3.7% increase in net interest income and a five - basis point increase in net interest margin, a 4.5% increase in noninterest income and well - managed noninterest expenses with the efficiency ratio remaining unchanged at 55.7%. Loans and Deposits • Loans receivables were $6.31 billion at June 30, 2025, up 0.4% from the end of the first quarter; loan production for the second quarter was $329.6 million, with a weighted average interest rate of 7.10%. • Deposits were $6.73 billion on June 30, 2025, up 1.7% from the end of the first quarter; noninterest - bearing deposits were 31.3% of total deposits. Asset Quality • Asset quality improved significantly from the first quarter – criticized loans dropped 71.8% to 0.74% of total loans reflecting $85.3 million in loan upgrades, a $20.0 million loan payment, and an $8.6 million loan charge - off • Nonaccrual loans fell 26.8% to 0.41% of total loans reflecting the loan charge - off, and loan delinquencies declined to 0.17% of total loans. Capital • Hanmi’s capital position remains strong with the ratio of tangible common equity to tangible assets (1) at 9.58% and the common equity tier 1 capital ratio at 12.12%, both essentially unchanged from the first quarter • Tangible book value per share was $24.91.

LOAN PRODUCTION

Loan production of **$329.6 million** in the second quarter included a meaningful contribution from residential mortgage production, which increased **52%** to **$83.8 million** quarter-over-quarter.

$112.0M
Commercial real estate loan production

$53.4M
Commercial and industrial loan production

$33.6M
Equipment finance production

$83.8M
Residential mortgage[1,4] production

$46.8M
SBA[2,3] loan production

(1) Residential mortgage includes $0.9 million of consumer loans for 2Q25
(2) $54.5 million, $51.6 million, $49.7 million, $55.2 million, and $46.8 million of SBA loan production includes $31.4 million, $25.6 million, $15.4 million, $30.8 million, and $23.3 million of loans secured by CRE and the remainder representing C&I loans for 2Q24, 3Q24, 4Q24, 1Q25 and 2Q25, respectively
(3) Production includes purchases of guaranteed SBA loans of $14.5 million, $13.7 million, $20.3 million, $11.0 million, and $0 million for 2Q24, 3Q24, 4Q24, 1Q25, and 2Q25, respectively
(4) Production includes mortgage loan purchases of $5.2 million, $10.7 million, $10.0 million, and $10.3 million for 2Q24, 3Q24, 1Q25, and 2Q25, respectively
(5) Production includes C&I loan purchases of $0.6 million for 4Q24



Weighted Average Coupon on New Production
8.31%
7.92%
7.37%
7.35%
7.10%
($ in millions)
$273.9
$347.8
$339.0
$345.9
$329.6
20%
11%
16%
21%
32%
15%
12%
11%
30%
32%
15%
12%
12%
18%
43%
16%
16%
14%
12%
42%
14%
26%
10%
16%
34%
2Q24
3Q24
4Q24
1Q25
2Q25
CRE
C&I(5)
Equipment Finance
RRE(1,4)
SBA(2,3)

6

LOAN PORTFOLIO


$6.31 Billion Loan Portfolio
(as of June 30, 2025)
Equipment Finance 7%
C&I 15%
RRE[3] 16%
CRE Investor[2] (non-owner) 42%
CRE Owner[2] 12%
CRE Multifamily[2,5] 7%
CRE Construction[2] 1%

	Outstanding ($ in millions)	2Q25 Average Yield
Commercial Real Estate (CRE)[1,2] Portfolio	$3,949	5.68%
Residential Real Estate (RRE)[3] Portfolio	$994	5.38%
Commercial & Industrial (C&I)[1] Portfolio	$918	7.45%
Equipment Finance Portfolio	$445	6.57%

	# of Loans	Weighted Average Loan-to-Value Ratio[4]	Weighted Average Debt Coverage Ratio[4]
CRE[2] Investor (non-owner)	836	47.9%	2.04x
CRE[2] Owner Occupied	714	46.2%	2.78x
CRE[2,5] Multifamily	153	53.8%	1.59x

Note: Numbers may not add due to rounding

(1) Includes syndicated loans of $395.9 million in total commitments ($283.9 million disbursed) across C&I ($303.3 million committed and $215.0 million disbursed) and CRE ($92.6 million committed and $68.9 million disbursed)

(2) CRE is a combination of Investor (non-owner), Owner Occupied, Multifamily, and Construction. Investor (or non-owner occupied) property is where the investor (borrower) does not occupy the property. The primary source of repayment stems from the rental income associated with the respective properties. Owner occupied property is where the borrower owns the property and also occupies it. The primary source of repayment is the cash flows from the ongoing operations and activities conducted by the borrower/owner. Multifamily real estate is a residential property that has 5 or more housing units.

(3) Residential real estate is a loan (mortgage) secured by a single family residence, including one to four units (duplexes, triplexes, and fourplexes). RRE also includes $1.2 million of HELOCs and $7.1 million in consumer loans

(4) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

(5) $75.7 million, or 17.2%, of the CRE multifamily loans are rent-controlled in New York City

7

$4,625 $4,462 $4,361 $4,397 $4,384 2Q25 1Q25 4Q24 3Q24 2Q24 4.27% 4.27% 3.96% 3.69% 3.64% Interest - bearing Deposit Costs Average Interest - bearing Deposits DEPOSIT PORTFOLIO Total deposits increased 2% to $6.73 billion , led by a $42.7 million , or 2% , and $38.7 million , or 2% , increase in time and demand deposits, respectively, quarter - over - quarter. Noninterest - bearing demand deposits represented 31.3% of total deposits at June 30, 2025. Estimated uninsured deposit liabilities were 43.3% of the total deposit liabilities. Brokered deposits remained low at 1.3% of the deposit base. Note: Numbers may not add due to rounding 29% 30% 30% 23% Deposits $6,329 16% $6,436 $6,403 16% 15% 20% 22% $6,729 $6,619 17% 18% 20% 19% 31% 31% 1% 1% 1% 1% 1% 31% 31% 33% 31% 32% 2Q25 1Q25 4Q24 2Q24 3Q24 Time > $250K Money Market & Savings Demand Noninterest - bearing Time <= $250K Demand Interest - bearing ($ in millions) Deposits as of 2Q25 ($ in millions) Business Personal $3,006 45% $3,723 55% 8

9 $48.6 $50.1 $53.4 $55.1 $57.1 2.69% 2.74% 2.91% 3.02% 3.07% 2Q24 3Q24 4Q24 Net Interest Income 1Q25 2Q25 NIM NET INTEREST INCOME | NET INTEREST MARGIN ($ in millions) 3.02% - 0.03% 0.02% - 0.03% 0.09% 3.07% 1Q25 Loans Other IB liabilities 2Q25 Other earning IB - deposits assets Increase Decrease Net interest income for the second quarter was $ 57 . 1 million and net interest margin (taxable equivalent) was 3 . 07% , both up from the first quarter . Net Interest Margin

10 5.78% 5.73% 5.91% 6.02% 6.00% 6.04% 5.95% 5.90% 5.93% 5.99% 3.60% 3.53% 3.97% 4.20% 4.28% 4.29% 4.22% 3.83% 3.67% 3.60% 5.25% 5.50% 5.50% 5.50% 5.50% 5.50% 5.00% 4.50% 4.50% NET INTEREST INCOME SENSITIVITY $90.0 $60.0 $642.9 $658.5 $603.9 $732.9 $718.5 $603.9 $291.5 $289.9 4.12% 3.91% 3.97% 3.92% 3Q25 $1.6 2Q26 4Q25 Wholesale 1Q26 Retail 5.50% 5.00% 4.50% 4.50% 4.50% 4.78% 4.79% 4.55% 4.17% 4.05% 2Q24 3Q24 4Q24 Deposits – CD Maturities 㸦 $ in million 㸧 1Q25 2Q25 Fed Funds Rate (3) Cost of CDs (2) Cost of CDs (4) Numbers may not add due to rounding (1) Loan yield and cost of interest - bearing deposit represent monthly average yield and cost, respectively. Fed funds rate represents the rate at the end of the month. Beta is measured monthly between August 2024, when the fed funds rate was 5.50%, and June 2025, when the fed funds rate was 4.50%. (2) Cost of CDs and interest bearing - deposits for the month of June 2025 wa s 4.01% and 3.60%, respectively (3) Fed funds rate represents the upper - target rate at the end of the quarter (4) Represent weighted average contractual rates Fed Funds Rate Interest - bearing deposit cost Loan Yield Change in the Fed Funds Rate: - 100 bps Loan Beta: 5% Deposit Beta: 69% Loan & Deposit Beta (1) Fed Funds Rate & Cost of CDs

11 37% $2.2 25% $1.5 12% $0.7 14% $0.8 12% $0.7 Service charges on deposit accounts Trade finance and other service charges and fees Servicing income Bank - owned life insurance All other operating income NONINTEREST INCOME $54.5 $51.6 $49.7 $55.2 $46.8 $23.5 $23.0 $21.6 $32.2 $35.4 8.54% 8.54% 8.53% 7.82% 7.61% 2Q24 3Q24 SBA Production 4Q24 SBA Loan Sales 1Q25 2Q25 SBA Trade Premium $6.1 $6.6 $5.7 $5.5 $2.2 $0.3 $1.5 $8.1 $0.4 $1.6 $7.4 $0.3 $1.4 $7.7 $0.2 $2.0 $8.1 2Q24 3Q24 Service charges, fees & other 4Q24 Gain on sale of SBA loans 1Q25 2Q25 Gain of sale of mortgage loans Noninterest Income 㸦 $ in millions 㸧 $8.4 Numbers may not add due to rounding (1) Includes a $0.3 million BOLI benefit in 2Q24, a $0.9 million gain on sale - and - leaseback of bank premises in 3Q24, and a $0.4 million BOLI benefit in 2Q25. Noninterest income for the second quarter was $8.1 million , up 5% from the first quarter, primarily because of a $0.4 million increase in bank - owned life insurance income. 2Q25 Service Charges, Fees & Other 㸦 $ in million 㸧 SBA 7(a) Loan Production and Sales 㸦 $ in million 㸧 (1) (1) (1) $5.9

NONINTEREST EXPENSE 12 (1) Includes a $1.6 million and a $0.6 million gain from the sale of an OREO property in 4Q24 and 2Q25, respectively. Noninterest expense was $36.3 million for the second quarter, up 4% from the first quarter, primarily reflecting a $1.1 million increase in salaries and benefits in the second quarter. $3.7 $4.3 $1.7 $35.3 $5.2 $1.7 $3.7 $4.3 $22.1 $21.0 $20.5 $20.9 $20.4 2Q25 1Q25 4Q24 3Q24 2Q24 Data Processing Occupancy and equipment All other expenses benefits Salaries and employee Professional Fees $35.0 $4.2 $1.5 $3.8 $34.5 $3.9 (1) $1.8 $3.8 $35.1 $4.4 $1.5 $3.8 $4.5 $4.5 $4.5 1.89% 1.85% 1.82% 1.86% 1.89% $36.3 $4.5 (1) Noninterest expense / Average assets ($ in millions)

ASSET QUALITY – DELINQUENT & CRITICIZED LOANS

The **$118.3 million** decrease in criticized loans in the second quarter was primarily driven by a **$85.3 million** upgrade of two CRE loans, a **$20.0 million** loan paydown, and an **$8.6 million** loan charge-off.



Delinquent Loans(1) ($ in millions)
0.22%
0.24%
0.30%
0.28%
0.17%
Delinquent loans / Total loans
$13.8
$15.0
$18.4
$17.3
10.9
$6.1
$7.9
$10.7
$8.2
$3.5
$7.7
$7.1
$7.7
$9.1
$7.4
2Q24
3Q24
4Q24
1Q25
2Q25
Equipment Finance Delinquent Loans
All Other Delinquent Loans



Criticized Loans(2) ($ in millions)
1.15%
2.56%
2.64%
2.62%
0.74%
Criticized loans / Total loans
$70.9
$160.0
$165.3
$164.9
$46.6
$36.9
$131.6(3)
$139.6(4)
$118.4(5)
$12.7(7)
$34.0
$28.4
$25.7
$46.5(6)
$33.9(8)
2Q24
3Q24
4Q24
1Q25
2Q25
Classified
Special Mention

Numbers may not add due to rounding

(1) Represents loans 30 to 89 days past due and still accruing
(2) Includes nonaccrual loans of $18.4 million, $13.6 million, $13.4 million $34.4 million, and $24.1 million as of 2Q24, 3Q24, 4Q24, 1Q25, and 2Q25, respectively
(3) Includes two special mention CRE loans of $109.7 million in the hospitality industry and a $20.1 million C&I loan in the healthcare industry
(4) Includes two special mention CRE loans of $106.5 million in the hospitality industry, a $19.5 million C&I loan in the healthcare industry and a $12.4 million C&I relationship in the retail industry
(5) Includes two special mention CRE loans of $105.8 million in the hospitality industry and a $12.2 million C&I relationship in the retail industry
(6) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025
(7) Includes $12.2 million C&I relationship in the retail industry
(8) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025

13

ASSET QUALITY – NONPERFORMING ASSETS & NONACCRUAL LOANS

Nonperforming assets were **$26.0 million** at the end of the second quarter, down from **$35.5 million** at the end of the fourth quarter.

The decrease was primarily driven by an $8.6 million charge-off on a commercial real estate loan designated as nonaccrual during the first quarter of 2025.

Nonperforming Assets[(1)] ($ in millions)



Nonperforming assets / Total assets
0.26%
0.21%
0.19%
0.46%
0.33%
$20.0
$0.8
$19.2
$16.3
$0.8
$15.5
$14.4
$0.1
$14.3
$35.7
$0.1
$35.6
$26.0
$26.0
2Q24
3Q24
4Q24
1Q25
2Q25
Nonperforming loans
OREO

Nonaccrual Loans ($ in millions)



$19.2[(2)]
$3.9
$5.9
$0.8
$8.6
$15.2[(2)]
$3.7
$1.9
$9.6
$14.3[(2)]
$3.6
$1.9
$8.8
$35.5[(2)]
$20.0
$4.5
$2.8
$8.2
$26.0[(2)]
$11.0
$4.0
$4.0
$7.0
2Q24
3Q24
4Q24
1Q25
2Q25
Equipment Finance
RRE[(3)]
All other CRE and C&I < $3M
All other CRE and C&I >= $3M[(4)]

Note: Numbers may not add due to rounding

(1) Nonperforming assets exclude repossessed personal property of $1.2 million, $1.2 million, $0.6 million, $0.7 million, and $0.6 million for 2Q24, 3Q24, 4Q24, 1Q25, and 2Q25, respectively; also excludes the $27.2 million held for sale nonperforming loan at 3Q24.
(2) Specific allowance for credit losses for 2Q24, 3Q24, 4Q24, 1Q25, and 2Q25 was $6.8 million, $5.2 million, $6.2 million, $11.8 million, and $4.1 million, respectively
(3) RRE includes consumer loans
(4) Represents a $11.0 million CRE loan at June 30, 2025

14

15 $2.1 $2.5 $2.8 $3.0 $0.2 $0.4 $9.4 $2.3 $3.8 $1.3 $3.4 $0.5 $2.9 $3.2 $12.4 2Q24 3Q24 4Q24 Equipment Finance Charge - offs 1Q25 2Q25 All Other Loan Charge - offs ASSET QUALITY – GROSS & NET LOAN CHARGE - OFFS Net Charge - offs / Average loans Note: Numbers may not add due to rounding (1) Includes an $8.6 million commercial real estate loan charge - off $2.4 $2.3 ($0.1) $9.0 $1.8 $1.8 $0.9 $2.0 ($1.1) $1.9 $2.0 $11.4 0.12% 0.06% - 0.01% 0.13% 0.73% ($2.5) ($0.1) 4Q24 2Q24 3Q24 1Q25 2Q25 All Other Net Charge - offs Equipment Finance Net Charge - offs Net charge - offs for the second quarter were $11.4 million and included an $8.6 million loan charge - off. Gross Charge - offs 㸦 $ in millions 㸧 Net Charge - offs (Recoveries) 㸦 $ in millions 㸧 (1) (1)

16 ACL TRENDS $66.8 $70.6 $70.1 $69.2 $67.7 2Q25 1Q25 4Q24 3Q24 2Q24 1.10% 1.11% 1.12% 1.12% 1.06% Allowance for credit losses ACL to Loans $1.0 $2.3 $0.9 $2.4 $7.6 2Q24 3Q24 4Q24 Credit loss expense 1Q25 2Q25 Allowance for credit losses was $ 66 . 8 million at June 30 , 2025 , or 1 . 06 % to total loans, compared with $ 70 . 6 million and 1 . 12 % at the end of the prior quarter . Allowance for Credit Losses 㸦 $ in millions 㸧 Credit Loss Expense 㸦 $ in millions 㸧

17 ACL ANALYSIS BY LOAN TYPE June 30, 2024 September 30, 2024 December 31, 2024 March 31, 2025 June 30, 2025 ($ in millions) Loans Allowance Loans Allowance Loans Allowance Loans Allowance Loans Allowance $ 3,888.5 $ 36.1 $ 3,932.1 $ 37.8 $ 3,949.6 $ 39.3 $ 3,975.7 $ 41.4 $ 3,948.9 $ 37.5 CRE 802.4 10.6 879.1 9.8 863.4 10.0 854.4 6.2 918.0 6.9 C&I 531.3 15.0 507.3 15.7 487.0 15.0 472.6 13.0 445.2 11.8 Equipment Finance 954.2 6.0 939.3 5.9 951.3 5.8 979.5 10.0 993.9 10.6 RRE & Consumer $ 6,176.4 $ 67.7 $ 6,257.7 $ 69.2 $ 6,251.3 $ 70.1 $ 6,282.2 $ 70.6 $ 6,306.0 $ 66.8 Total Note: Numbers may not add due to rounding

18 15 Year 67% 20 Year 19% SECURITIES PORTFOLIO $162 $205 $238 $131 $25 $28 $23 $17 $187 $233 $261 $148 2024 Actual 2027 2026 Interest 3% US Agy MBS - Residential 61% US Agy MBS - Commercial 16% US Agy CMO 7% Municipal 13% UST 12% US Agy 9% US Agy MBS - Residential 44% US Agy MBS - Commerical 7% US Agy CMO 20% Municipal 8% Available for Sale (1) $995 Million < 1 Year 13% 1 to 3 Year 23% 3 to 5 Years 41% > 5 Years 23% Unrealized Loss $77 Million US Agy Securities Duration 3.9 Years $435 Million (2) 30 Year 14% 2025 (3) Principal Note: Numbers may not add due to rounding (1) Based on the book value (2) 93.9% constitutes CRA bonds (3) 2025 year - to - date of $109.6 million of principal paydowns and $14.1 million of interest payments The $994.6 million securities portfolio (all AFS, no HTM) represented 13% of assets at June 30, 2025 and had a weighted average modified duration of 3.9 years with $76.5 million in an unrealized loss position. Principal Paydowns 㸦 $ in millions 㸧 US Agy Residential MBS (Maturity)

19 LIQUIDITY (1) Rate at June 30, 2025, based on 3 - month SOFR + 166 bps (2) Issued in August 2021 and due in July 2031. Commencing on September 1, 2026, the interest rate resets quarterly to the 3 - month SOFR + 310 bps 15.0% 15.5% 15.1% 18.5% 17.9% 17.9% 16.8% 17.3% 16.9% Liquid Assets to Deposits Brokered Deposits to Deposits 18.9% 17.7% 18.3% 17.2% 16.3% 15.3% 0.4% 0.2% 0.9% 1.1% 1.3% 2Q24 3Q24 4Q24 1Q25 2Q25 Liquid Assets to Total Assets Liquid Assets to Total Liabilities Liquidity Position 㸦 $ in millions 㸧 Cash & Securities at Company - only 㸦 $ in millions 㸧 Company - only Subordinated Debentures 㸦 $ in millions 㸧 Liquidity Ratios % of Assets Balance 4.9% 380 $ Cash & cash equivalents 10.8% 847 Securities (unpledged) 0.6% 50 Loans available for Sale 16.3% 1,277 Liquid Assets 19.4% 1,520 FHLB available borrowing capacity 0.3% 26 FRB discount window borrowing capacity 1.8% 140 Federal funds lines (unsecured) available 21.6% 1,686 Secondary Liquidity Sources 37.9% 2,963 $ Bank Liquidity (Liquid Assets + Secondary Liquidity) Balance 9 $ Cash 43 Securities (AFS) 52 $ Amortized Rate Cost Par 5.98% 22 $ 27 $ 2036 Trust Preferred Securities 3.75% 109 110 2031 Subordinated Debt 131 $ 137 $ The Bank and the Company have ample liquidity resources at June 30, 2025. (1) (2)

20 31% 49% 48% 11% 36% 18% 8% 6% 11% 35% 53% 51% 43% 46% 54% $14.5 $14.9 $17.7 $17.7 $15.1 2Q24 Dividend 3Q24 4Q24 Share Repurchase 1Q25 2Q25 Net Income - Retained (2) 9.19% 10.20% 10.15% 9.42% 10.32% 9.41% 10.37% 9.59% 10.27% 9.58% TCE/TA (1) TCE/TA (w/o AFS securities AOCI) (1) (1) Non - GAAP financial measure, refer to the non - GAAP reconciliation slides (2) “Net Income – Retained” is equal to net income minus dividend payout and share repurchases $24.49 $24.91 $23.88 $22.99 $24.03 1Q25 2Q25 4Q24 2Q24 3Q24 9.19% 9.42% 9.41% 9.59% 9.58% CAPITAL MANAGEMENT TCE / TA (1) Prudent capital management while driving shareholder return through stable quarterly dividends and share repurchase program. Tangible book value per share (TBVPS) (1) increased to $24.91 at the end of the second quarter. Contributing to the increase was a $5.5 million decrease in unrealized after - tax losses on securities available for sale, due to changes in interest rates during the second quarter of 2025. TBVPS (1) & TCE/TA (1) Dividend, Share Repurchase & TCE/TA (1) 㸦 $ in millions 㸧

21 REGULATORY CAPITAL 8.00% 6.00% 4.50% 2.50% 15.20% 14.39% 2.50% 12.46% 11.65% 10.50% 8.50% 2.50% 7.00% 12.12% 11.31% Total Capital Tier 1 Capital CET1 Capital Minimum Requirement Company Capital Conservation Buffer Pro Forma (1) 6.50% 13.32% 12.51% 8.00% 13.32% 12.51% 10.00% 14.39% 13.58% Total Capital Tier 1 Capital Bank CET1 Capital Well Capitalized Bank Pro Forma (1) (1) Pro forma illustrates capital ratios with unrealized AFS securities losses at June 30, 2025. Non - GAAP financial measure; refer to the non - GAAP reconciliation slide Company The Company exceeds regulatory minimums and the Bank remains well capitalized at June 30, 2025.

USKC[(1)] LOANS & DEPOSITS

USKC portfolio represented **$841.5 million**, or **13%** of the loan portfolio, and **$950.2 million**, or **14%** of the deposit portfolio.

USKC CRE portfolio had a weighted average debt coverage ratio[(2)] of 1.97x and weighted average loan-to-value[(2)] of 52.3%.

USKC Loans by Product ($ in millions)



$865
28%
72%
2Q24
$918
26%
74%
3Q24
$937
24%
76%
4Q24
$932
24%
76%
1Q25[(3)]
$841
23%
77%
2Q25[(4)]
CRE
C&I

USKC Deposits by Product[(5)] ($ in millions)



$867
59%
36%
2Q24
$798
54%
41%
3Q24
$823
53%
42%
4Q24
$969
57%
37%
1Q25
$950
61%
35%
2Q25
Demand Noninterest-bearing
Money Market & Savings

USKC Loans – Top 10 Industries (as of 2Q25)



RE Investment 28%
Auto Part Manufacturer 27%
Hotel 20%
Food 5%
Education 3%
Wholesale - household products 3%
Polyester Manufact 3%
Golf Course 2%
Computer Equipment Manufac 2%
Electronics/Home Appliances 2%
Other 5%

USKC Deposits – Top 10 Industries (as of 2Q25)



Auto Part Manufac 23%
Electronics/Home Appliances 11%
Steel 11%
RE Investment/Leasing 6%
All Other Financial Investment Activities 5%
Food 5%
Other Motor Vehicle Parts Manufacturing 4%
Electrical 3%
Hospitality 3%
Management of Companies and Enterprises 2%
Other 27%

(1) U.S. subsidiaries of Korean corporations
(2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently
(3) Includes $20.0 million CRE loan designated nonaccrual at March 31, 2025
(4) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025
(5) Time deposits, not illustrated, represent the remainder to add to 100%.

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23 Total >3 Years 1 - 3 Years <1 Year ($ in millions) Real Estate Loans 1,116.5 $ 640.7 $ 306.5 $ 169.3 $ Retail 822.0 409.6 267.2 145.2 Hospitality 556.5 65.9 248.8 241.8 Office 1,373.8 570.5 464.6 338.7 Other 3,868.9 $ 1,686.6 $ 1,287.1 $ 895.1 $ Commercial Property 80.1 - 4.0 76.1 Construction 993.9 986.8 - 7.1 RRE/Consumer 4,942.8 $ 2,673.3 $ 1,291.1 $ 978.3 $ Total Real Estate Loans 918.0 348.5 152.8 416.7 C&I (1) 445.2 189.7 222.6 32.8 Equipment Finance 6,306.0 $ 3,211.6 $ 1,666.6 $ 1,427.8 $ Loans Receivable LOAN PORTFOLIO MATURITIES Note: numbers may not add due to rounding (1) $388.1 million of C&I are lines of credit expected to be renewed and maintain a maturity of less than one year

24 LOAN PORTFOLIO DISTRIBUTION Residential Real Estate & Equipment Finance C&I CRE Equipment Finance Residential Real Estate Lines of Credit (2) Term (2) Construction (1) Multifamily Non - owner Occupied Owner Occupied ($ in millions) $445 $994 $479 $439 $80 $440 $2,669 $760 Total Balance $0.04 $0.53 $0.81 $0.38 $10.01 $2.88 $3.19 $1.07 Average $0.03 $0.45 $0.11 $0.07 $6.00 $1.09 $1.17 $0.36 Median $239 $446 $403 $383 $49 $317 $1,889 $557 Top Quintile Balance (3) $0.1 or more $0.7 or more $0.7 or more $0.2 or more $16.4 or more $2.6 or more $3.8 or more $1.2 or more Top Quintile Loan Size $0.12 $1.21 $4.07 $1.68 $24.50 $10.23 $11.45 $3.95 Top Quintile Average $0.09 $0.92 $1.22 $0.41 $24.50 $5.46 $7.88 $2.17 Top Quintile Median (1) Represents the total outstanding amount. Advances require authorization and disbursement requests, depending on the progress of the project and inspections. Advances are non - revolving and are made throughout the term, up to the original commitment amount (2) Term loans are a commitment for a specified term. Majority of the Lines of Credit are revolving, including commercial revolvers, with some non - revolvers (sub - notes and working capital tranches) (3) Top quintile represents top 20% of the loans

LOAN PORTFOLIO DIVERSIFICATION (1) $111.6 million, or 2.8%, and $26.1 million, or 0.7% of the CRE portfolio are unguaranteed and guaranteed SBA loans, respectively (2) $60.0 million, or 6.5%, and $55.9 million, or 6.1%, of the C&I portfolio are unguaranteed and guaranteed SBA loans, respectively Retail 28% Hospitality 21% Office 14% Industrial 11% Multifamily 10% Gas Station 5% Mixed Use 3% Construction 2% Other 6% CRE Portfolio (1) $3,949M Manufacturing 26% Finance & Insurance 18% Retail Trade 6% Wholesale Trade 6% Healthcare 4% Real Estate Rental & Leasing 3% Other 37% C&I Portfolio (2) $918M • CRE (1) represents 62% of the total portfolio • C&I (2) represents 15% of the total portfolio. 25

California $2,558 65% Texas $391 10% Illinois $102 3% New York $256 6% Other $642 16% CRE Composition by State $3,949 ($ in millions) CRE PORTFOLIO GEOGRAPHICAL EXPOSURE 26 California $38 48% New York $17 21% Other $25 31% Construction by State $80 California $439 58% Texas $52 7% New York $8 1% Illinois $14 2% Other $247 32% Owner Occupied by State $760 California $1,843 69% Texas $238 9% Illinois $77 3% New York $155 6% Other $356 13% Investor (Non - owner Occupied) by State $2,669 California $237 54% Texas $101 23% New York $76 17% Illinois $12 3% Other $14 3% Multifamily by State $440

Rate Distribution Portfolio by State Fixed 61% Variable 39% OFFICE LOAN PORTFOLIO 27 (1) Segment represents exposure in CRE and excludes $17.3 million in construction. 5.1% of the portfolio is owner occupied (2) SBA CRE office loans were $9.8 million, or 1.8% of total office loans, at June 30, 2025 (3) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (4) Includes $11.0 million CRE loan designated nonaccrual at June 30, 2025 The CRE office portfolio (1) was $556.5 million (2) at June 30, 2025, representing 9% of the total loan portfolio. $4.5M Average balance of the portfolio 2.02x Weighted average debt coverage ratio (3) of the segment 54.4% Weighted average loan to value (3) of the segment 39.2% of the portfolio is expected to reprice in 1 to 3 months 1.98% of the office portfolio was represented by delinquent loans 2.43% of the office portfolio was represented by criticized loans (4) Remaining = 3% 81% 13% 2% 1%

28 HOSPITALITY SEGMENT (1) SBA loans in the hospitality segment were $19.8 million, or 2.4% of total hospitality loans, at June 30, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently (3) Metropolitan is categorized as a location that is in a major city and in proximity to downtown areas; destination is categorized as a hotel whose location/amenities make it a distinct tourist location; suburban is defined as areas outside of major city hubs and can include more rural areas Hospitality segment represented $822.0 million (1) , or 13% of the total loan portfolio and 21% of the total CRE portfolio at June 30, 2025. $4.5M Average balance of the segment (excluding construction) 2.10x Weighted average debt coverage ratio (2) of the segment 49.4% Weighted average loan to value (2) of the segment $4.0M or 0.49%, of the hospitality segment was criticized as of June 30, 2025 $2.7M in five nonaccrual loans included in the segment - one in a metropolitan (3) area in Texas, one each in suburban/destination areas in Michigan and Tennessee, and two in suburban/destination area in Colorado Metropolitan (3) 60% Destination / Suburban (3) 26% Airport 5% Resort 7% Convention Center 2% Hospitality by Type

29 RETAIL SEGMENT Retail segment represents $1.12 billion (1) , or 18% of the total loan portfolio and 28% of the total CRE portfolio at June 30, 2025. $1.5M Average balance of the segment 2.01x Weighted average debt coverage ratio (2) of the segment 46.0% Weighted average loan to value (2) of the segment $3.7M or 0.3%, of the retail segment was criticized at June 30, 2025 $1.2M or 0.1%, of the retail segment was on nonaccrual status at June 30, 2025 California 72% Texas 12% Illinois Georgia 2% 3% Other 11% Percentage of Portfolio (1) SBA loans in the retail segment are $81.7 million, or 7.3% of total retail loans, at June 30, 2025 (2) Weighted average DCR and weighted average LTV calculated when the loan was first underwritten or renewed subsequently

30 Residential Portfolio RRE Portfolio RESIDENTIAL REAL ESTATE PORTFOLIO The RRE (1) portfolio was $993.9 million at June 30, 2025, representing 16% of the total loan portfolio. Our conservative underwriting policy focuses on high - quality mortgage originations with maximum Loan - to - Value (LTV) ratios between 60% and 70%, maximum Debt - to - Income (DTI) ratios of 43% and minimum FICO scores of 680. 26.1% Fixed Non - QM 91% (3) Jumbo Non - QM 7% (4) QM 2% (2) (1) RRE includes $1.2 million of Home Equity Line of Credit (HELOC) and $7.1 million in consumer loans (2) QM loans conform to the Ability - to - Repay (ATR) rules/requirements of CFPB (3) Non - QM loans do not conform to the CFPB Dodd - Frank Act (4) Jumbo Non - QM loan amounts exceed FHFA limits, but generally conform to the ATR/QM rules Residential Real Estate Portfolio 73.9% Variable 0.67% 0.23% Total 30 - 59 days delinquencies delinquency category 11.6% 88.4% Reset within the Reset after next 12 months 12 months 0.19% 60 - 89 days delinquency category $4.0M / 0.4% on nonaccrual status at June 30, 2025 Percentage of Portfolio

8% EQUIPMENT FINANCE PORTFOLIO 31 21% 7% Portfolio by Industry Portfolio by State Transportation Other (1) 13% Agriculture 3% Other Services 3% Wholesale Trade 6% 4% 4% 3% Remaining = 44% Construction 14% 4% Healthcare 5% 4% 4% 13% 10% Waste Management 13% Manufacturing 12% Retail Trade 5% Professional Services (1) Other includes hospitality and real estate of 3% and 2%, respectively Equipment finance portfolio represented $445.2 million , or 7% of the loan portfolio, at June 30, 2025 Portfolio by Equipment 31% 7% 7% 7% 4% 4% 4% 4% 3% 29%

2Q25 FINANCIAL SUMMARY

($ in millions, except EPS)	June 30, 2025		March 31, 2025		June 30, 2024		Change (1) Q/Q	Change (1) Y/Y
Income Statement Summary								
Net interest income before credit loss	$	57.1	$	55.1	$	48.6	3.7%	17.5%
Noninterest income		8.1		7.7		8.1	4.5%	0.2%
Operating revenue		65.2		62.8		56.7	3.8%	15.1%
Noninterest expense		36.3		35.0		35.3	3.9%	3.0%
Preprovision net revenue		28.9		27.8		21.4	3.7%	34.9%
Credit loss (recovery) expense		7.6		2.7		1.0	180.4%	694.1%
Pretax income		21.3		25.1		20.4	-15.5%	3.9%
Income tax expense		6.2		7.4		5.9	-17.8%	2.1%
Net income	**$**	**15.1**	**$**	**17.7**	**$**	**14.5**	**-14.5%**	**4.6%**
EPS-Diluted	**$**	**0.50**	**$**	**0.58**	**$**	**0.48**		
Selected Balance Sheet Items								
Loans receivable	$	6,306	$	6,282	$	6,176	0.4%	2.1%
Deposits		6,729		6,619		6,329	1.7%	6.3%
Total assets		7,862		7,729		7,586	1.7%	3.6%
Stockholders' equity	$	763	$	751	$	707	1.5%	7.9%
TCE/TA[2]		9.58%		9.59%		9.19%	(1)	39
Performance Metrics								
Return on average assets		0.79%		0.94%		0.77%	(15)	2
Return on average equity		7.48%		8.92%		7.50%	(144)	(2)
Net interest margin		3.07%		3.02%		2.69%	5	38
Efficiency ratio		55.74%		55.69%		62.24%	5	(650)

Note: numbers may not add due to rounding
(1) Percentage change calculated from dollars in thousands; change in basis points for selected balance sheet items and performance metrics
(2) Non-GAAP financial measure, refer to the non-GAAP reconciliation slide

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NON-GAAP RECONCILIATION:

TANGIBLE COMMON EQUITY TO TANGIBLE ASSET RATIO

($ in thousands, except per share data) **Hanmi Financial Corporation**	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets	$ 7,862,363	$ 7,729,035	$ 7,677,925	$ 7,712,299	$ 7,586,347
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,048)
Tangible assets	$ 7,851,332	$ 7,718,004	$ 7,666,894	$ 7,701,268	$ 7,575,299
Stockholders' equity [(1)]	$ 762,834	$ 751,485	$ 732,174	$ 736,709	$ 707,059
Less goodwill and other intangible assets	(11,031)	(11,031)	(11,031)	(11,031)	(11,048)
Tangible stockholders' equity [(1)]	$ 751,803	$ 740,454	$ 721,143	$ 725,678	$ 696,011
Add AFS securities AOCI	54,541	60,035	70,342	55,790	76,443
Tangible stockholder equity without AFS securities AOCI [(1)]	$ 806,344	$ 800,489	$ 791,485	$ 781,468	$ 772,454
Stockholders' equity to assets	9.70%	9.72%	9.54%	9.55%	9.32%
Tangible common equity to tangible assets (TCE/TA) [(1)]	9.58%	9.59%	9.41%	9.42%	9.19%
TCE/TA (w/o AFS securities AOCI) [(1)]	10.27%	10.37%	10.32%	10.15%	10.20%
Common shares outstanding	30,176,568	30,233,514	30,195,999	30,196,755	30,272,110
Tangible common equity per common share	$ 24.91	$ 24.49	$ 23.88	$ 24.03	$ 22.99

(1) There were no preferred shares outstanding at the periods indicated

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34 NON - G A A P R E C O N C I L I A T I O N : PRO FORMA REGULATORY CAPITAL Bank (1) Company (1) ($ in thousands) Total Risk - based Tier 1 Common Equity Tier 1 Total Risk - based Tier 1 Common Equity Tier 1 $942,875 $873,118 $873,118 $996,444 $816,687 $794,364 Regulatory capital (54,541) (54,541) (54,541) (54,450) (54,450) (54,450) Unrealized losses on AFS securities $888,334 $818,577 $818,577 $941,994 $762,237 $739,914 Adjusted regulatory capital $6,553,634 $6,553,634 $6,553,634 $6,553,725 $6,553,725 $6,553,725 Risk weighted assets (11,760) (11,760) (11,760) (11,233) (11,233) (11,233) Risk weighted assets impact of unrealized losses on AFS securities $6,541,874 $6,541,874 $6,541,874 $6,542,492 $6,542,492 $6,542,492 Adjusted Risk weighted assets 14.39% 13.32% 13.32% 15.20% 12.46% 12.12% Regulatory capital ratio as reported - 0.81% - 0.81% - 0.81% - 0.81% - 0.81% - 0.81% Impact of unrealized losses on AFS securities 13.58% 12.51% 12.51% 14.39% 11.65% 11.31% Pro forma regulatory capital ratio Note: numbers may not add due to rounding (1) Pro forma capital ratios at June 30, 2025.